UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549




                           FORM 8-K

                        CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 23, 2005
                                                  --------------

                       A.P. PHARMA, INC.
    ------------------------------------------------------
    (Exact name of Registrant as specified in its charter)


          DELAWARE                 1-16109          94-2875566
----------------------------    ----------    -----------------
(State or other jurisdiction    (Commission       (IRS Employer
      of incorporation)         File Number)  Identification No.)


       123 SAGINAW DRIVE, REDWOOD CITY, CALIFORNIA  94063
     --------------------------------------------------------
     (Address of principal executive offices)       (Zip code)

      Registrant's telephone number, including area code:
                       (650) 366-2626
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                             N/A
    -------------------------------------------------------------
    (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General
Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the
     Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the
     Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b)
     under the Exchange Act (17 CFR 240.14d-29(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


               INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01 Entry into or Amendment of Material Definitive
Agreement

	On March 23, 2005, the Board of Directors (the "Board") of A.P. Pharma, Inc. (the "Company"), as part of the Compensation Committee's annual review of the Company's compensation and benefits policies, approved amendments to its Retention and Non-Competition Agreement with Mr. Michael O'Connell, Chief Executive Officer, and its Change of Control Agreement with Dr. John Barr, Vice President, Research & Development. In connection with approving these amendments, the Board also approved a Change of Control Agreement for Mr. Gordon Sangster, Chief Financial Officer, which contains terms substantially the same as for Dr. Barr (each an "Agreement").

	The principal changes to Mr. O'Connell and Dr. Barr's Agreements resulting from the amendments include adding (a) full accelerated vesting of options granted to them should their respective employment be terminated by the Company without cause or by them for good reason after a change of control and (b) the lapse of restrictions on restricted stock held by them upon a change of control.

	Mr. Sangster's Agreement provides that if his employment is terminated by the Company without good cause within 12 months after a change of control of the Company, he will receive (a) for a period of 12 months, his base salary together with an average of any bonus paid during each of the three 12-month periods prior to termination, payable in 12 equal monthly installments, (b) full accelerated vesting of options granted to him prior to termination without good cause following a change of control and
(c) the lapse of restrictions on restricted stock held by him upon a change of control.




                         SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  A.P. PHARMA, INC.


Date: March 28, 2005                 By: /S/ Michael O'Connell
     ---------------                    ----------------------
                                        Michael P. J. O'Connell,
                                        President and Chief
                                        Executive Officer

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